EXHIBIT 10.190
CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT N°8

TO THE

A220 PURCHASE AGREEMENT

BETWEEN

AIRBUS CANADA LIMITED PARTNERSHIP

as the Seller

AND

AIR LEASE CORPORATION

as the Buyer

ALC – Amendment N°8 to the A220 Purchase Agreement
Ref. CLC-CT2206633	Page 1/5

This amendment N°8 (the “Amendment N°8”) is made on the 3rd day of October 2022,

BETWEEN:

AIRBUS CANADA LIMITED PARTNERSHIP, duly acting and represented by its managing general partner, AIRBUS CANADA MANAGING GP INC., having its registered office at 13100 Boulevard Henri Fabre, Mirabel, QC, Canada J7N 3C6 (the “Seller”)

AND:
AIR LEASE CORPORATION, a corporation organised and existing under the Iaws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties” and individually as a “Party”.

WHEREAS

A.On 20 December 2019 the Buyer and the Seller have signed a purchase agreement with reference CLC-CT1906081 for the manufacture and sale by the Seller and purchase by the Buyer of certain A220 Aircraft hereinafter together with its Annexes and Letter Agreements referred to as the “Purchase Agreement”.

B.On 31 August 2020 the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement in order to, among other things, [*].

C.On 06 April 2021, the Parties entered into Amendment N°2 in order to, among other things, [*].

D.On 03 June 2021, the Parties entered into Amendment N°3 in order to, among other things, [*].

E.On 20 December 2022, the Parties entered into Amendment N°4 in order to, among other things, [*].

F.On 25 March 2022, the Parties entered into Amendment N°5 in order to, among other things, [*].

G.On 15 July 2022, the Parties entered into Amendment N°6 in order to, among other things, [*].

H.On 31 August 2022, the Parties entered into Amendment N°7 in order to, among other things, [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

I.The Parties now wish to enter into this Amendment N°8 in order to, among other things, [*], subject to the terms and conditions set out herein.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°8. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

ALC – Amendment N°8 to the A220 Purchase Agreement
Ref. CLC-CT2206633	Page 2/5

NOW IT IS HEREBY AGREED AS FOLLOWS:

1[*]

2[*]

3[*]

4INCONSISTENCY AND CONFIDENTIALITY

4.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°8, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2This Amendment N°8 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3This Amendment N°8 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5COUNTERPARTS

This Amendment N°8 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6LAW AND JURISDICTION

This Amendment N°8 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 21 of the Agreement shall apply to this Amendment N°8 as if the same were set out in full herein, mutatis mutandis.

ALC – Amendment N°8 to the A220 Purchase Agreement
Ref. CLC-CT2206633	Page 3/5

IN WITNESS WHEREOF this Amendment N°8 has been entered into on the date first written above.

AIRBUS CANADA LIMITED PARTNERSHIP,
duly acting and represented by its managing general partner,
AIRBUS CANADA MANAGING GP INC.,

Per:	/s/ Benoît Schultz
Name:	Benoît Schultz
Title:	CEO

AIR LEASE CORPORATION

Per:	/s/ Grant Levy
Name:	Grant Levy
Title:	Executive Vice President

ALC – Amendment N°8 to the A220 Purchase Agreement
Ref. CLC-CT2206633	Page 4/5

APPENDIX 1
DELIVERY SCHEDULE

[*]

ALC – Amendment N°8 to the A220 Purchase Agreement
Ref. CLC-CT2206633	Page 5/5